MML SERIES INVESTMENT FUND

Supplement dated November 25, 2003 to the

Prospectus dated May 1, 2003

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information supplements the information found under the heading “Principal Investment Strategies and Risks” for the MML Managed Bond Fund on page 8:

The Fund may invest up to 10% of its total assets in below investment grade debt securities.

The following information replaces the information for Stephen Pesek under the information for Massachusetts Financial Services Company in the section titled About the Investment Adviser and Sub-Advisers:

The MML Growth Equity Fund is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each a senior vice president of MFS, and Gregory Locraft, a vice president of MFS. Mr. Pesek has been a portfolio manager of the Fund since 1999, while Mr. Ali and Mr. Locraft have each been portfolio managers of the Fund since October 31, 2003. Mr. Pesek, Mr. Ali and Mr. Locraft have been employed in the MFS investment management area since 1994, 1993 and 1998, respectively.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-03-2

MML SERIES INVESTMENT FUND

Supplement dated November 25, 2003 to the

Statement of Additional Information dated May 1, 2003, Revised as of May 12, 2003

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and any existing supplements to the Statement of Additional Information. It should be retained and read in conjunction with the Statement of Additional Information and any existing supplements.

The following information replaces similar information found in the first three paragraphs under the heading “MML Managed Bond” on pages B-4 and B-5 in the section titled Investment Practices of the Funds and Related Risks:

Except when invested for defensive purposes, at least 80% of assets (net assets plus the amount of any borrowings for investment purposes), will consist of U.S. Government securities and investment grade quality debt securities which have been rated in the top four rating categories by S&P (AAA, AA, A or BBB) or Moody’s (Aaa, Aa, A or Baa) or, if unrated, which are judged by the Fund’s investment sub-adviser to be of equivalent quality to securities so rated. For these purposes, a rating of BBB by S&P includes a security that has been rated BBB- by S&P, and a security rated Baa by Moody’s includes a security that has been rated Baa3 by Moody’s. While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher rated investment grade securities.

MML Managed Bond may invest up to ten percent (10%) of its total assets in non-investment grade debt instruments and preferred stocks. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest. These instruments generally reflect a greater possibility of an adverse change in financial conditions that would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations.

The following information replaces similar information found under the heading “Lower Quality Debt Instruments and Preferred Stock” on page B-24 in the section titled Investment Practices of the Funds and Related Risks:

13.  Lower Quality Debt Instruments and Preferred Stock—MML Managed Bond, MML Inflation-Protected Bond, MML Blend, MML Large Cap Value, MML Growth Equity, MML OTC 100, MML Small Cap Growth Equity and MML Emerging Growth may invest in debt instruments and preferred stock not rated in the top four rating categories by S&P or Moody’s. MML Managed Bond may invest not more than 10% of its total assets in such investments and MML Blend may invest not more than 10% of its total assets in such investments. MML Inflation-Protected Bond may, but does not intend to, invest up to 20% of its total assets in such debt instruments. Lower quality debt instruments, which are also known as “junk bonds,” involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations. Because of the relatively high risks associated with investments in lower quality securities, an investor should carefully consider the manner in which the Funds seek to achieve their respective investment objectives and such investor’s ability to assume these risks before investing in the Funds.

The information for David E.A. Carson found on page B-32 under the heading “Disinterested Trustees” in the section titled Management of MML Trust is hereby deleted.

The following information supplements the information found on pages B-31 to B-33 under the heading “Disinterested Trustees” in the section titled Management of MML Trust:

Allan W. Blair 1295 State Street Springfield, MA 01111 Age: 55 Trustee since 2003 Trustee of 39 portfolios in fund complex	Trustee of the Trust

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Operating Officer (since 1993), Westmass Area Development Corporation; President and Chief Operating Officer (since 1984), Westover Metropolitan Development Corporation; Director (since 2001), Future Works, Inc.; Trustee (since 2003), MassMutual Institutional Funds (open-end investment company).

R. Alan Hunter, Jr. 1295 State Street Springfield, MA 01111 Age: 56 Trustee since 2003 Trustee of 39 portfolios in fund complex	Trustee of the Trust

Retired; President and Chief Operating Officer (1993-1997), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Trustee (since 2003), MassMutual Institutional Funds (open-end investment company).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7353-03-3